Corporate Presentation June 4, 2020 Jefferies Healthcare Conference Exhibit 99.1

Forward-looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, the initiation, timing, progress and results of the Company’s preclinical studies and clinical trials and its research and development programs, including management’s assessment of such results; regulatory activities, including the Company’s expectation that positive results from a single pivotal Phase 3 clinical trial of tebipenem HBr and ancillary supportive studies to be conducted in parallel with the Phase 3 trial will support the approval of tebipenem HBr; the timing of the availability of data from the Company’s clinical trials; the timing of the Company’s filings with regulatory agencies; product candidate benefits; competitive position; business strategies; objectives of management; potential growth opportunities; potential market size; reimbursement matters; possible or assumed future results of operations; projected costs; the intention, completion and timing related to the Company’s rights offering and the intended use of proceeds from the rights offering; and the Company’s cash forecast and the availability of additional non-dilutive funding from governmental agencies beyond any initially funded awards.  In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intent,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions.  All statements other than statements of historical facts contained in this presentation are forward-looking statements.  The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements.  Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including: whether results obtained in preclinical studies and clinical trials will be indicative of results obtained in future clinical trials and whether preliminary data from the Company’s clinical trials will be predictive of final results from such trials; whether the Company’s product candidates will advance through the preclinical development and clinical trial process on a timely basis, or at all, taking into account such factors as the effects of possible regulatory delays, slower than anticipated patient enrollment, manufacturing challenges, clinical trial design, clinical data requirements and clinical outcomes; whether the results of such clinical trials will warrant submission for approval from the U.S. Food and Drug Administration (FDA) or equivalent foreign regulatory agencies; decisions made by the FDA and equivalent foreign regulatory agencies with respect to the development and commercialization of the Company’s product candidates; the commercial potential of the Company’s product candidates; the Company’s ability to obtain adequate third-party reimbursement for its product candidates; the Company’s ability to implement its strategic plans; the Company’s ability to obtain, maintain and enforce intellectual property and other proprietary rights for its product candidates; the risks and uncertainties related to market conditions and the satisfaction of customary closing conditions related to the company’s rights offering; whether the Company’s cash resources will be sufficient to fund its continuing operations for the periods and/or trials anticipated; and other factors discussed in the “Risk Factors” section of the Company’s periodic reports and the prospectus relating to the Company’s rights offering filed with the U.S. Securities and Exchange Commission (SEC), and risks described in other filings the Company may make with the SEC in the future.  The forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation.

Spero Company Overview Spero Therapeutics, Inc. is a multi-asset, clinical-stage company focused on developing and commercializing novel treatments for multidrug-resistant bacterial infections and rare diseases 1) as of 6/2/2020 2) as of 3/31/20 NASDAQ GS SPRO Market Capitalization $254M1 Cash & equivalents $88.8M2 HQ Cambridge MA Founded 2013

Spero: Robust Rare and Infectious Disease Portfolio led by Oral Tebipenem HBr

Tebipenem HBr (previously SPR994): First *oral* carbapenem

Single Phase 3 trial required for approval in cUTI ongoing; Interim PK evaluation supports continuing trial at selected dose; Enrollment complete with topline data expected 3Q20

Phase 2 supports activity in cUTI; marketed since 2009 in Japan

Pipeline of assets supported by positive Phase 1 data

SPR720: First potential oral therapy for NTM infections; granted orphan designation; Phase 2 planned for 2H20

SPR206: Novel therapy for MDR Gram-negative infections; Phase 1 BAL study planned for 2H20

Multi-billion dollar opportunity for cUTI and NTM

Largest unmet needs in infectious disease

No approved branded or generic oral competition

Marketed outside the hospital

Well capitalized through major inflection points

Fully funded through potential NDA filing for tebipenem HBr

BARDA/DTRA award of up to $57M supports tebipenem HBr activities; additional non-dilutive funding supports pipeline

cUTI = complicated urinary tract infections; ancillary supportive studies also required for Tebipenem HBr in addition to single Phase 3 trial;
NTM = non-tuberculous mycobacterial ; PK = Pharmacokinetic; MDR = multidrug resistant infections; Tebipenem HBr = tebipenem pivoxil hydrobromide (formerly SPR994)

SPERO THERAPEUTICS
4

Leadership Team



Ankit Mahadevia, MD | **Chief Executive Officer**

Prior Venture Partner at Atlas Venture; Arcion Therapeutics, Genentech, McKinsey

Formed eight companies in the life sciences sector; three as Acting CEO

Background in healthcare policy

Genentech McKinsey&Company



Cristina Larkin | **Chief Operating Officer**

Prior Vice President, Infection, Forest Laboratories

Led the commercial hospital antibiotic franchise team at Actavis/Forest; launched Teflaro, Dalvance, Avycaz

Over 22 years of experience in commercial strategy

FOREST LABORATORIES, INC.



David Melnick, MD | **Chief Medical Officer**

Prior Vice President Clinical Development for anti-infectives; Allergan, AstraZeneca

18 years in anti-infective drug development including 16 Phase 3 trials

Seven successful anti-infective drug approvals

Allergan AstraZeneca



Tom Parr, PhD | **Chief Scientific Officer**

Prior CSO at Fedora Pharma and Targanta; Microcide, Head of Antibacterials, Eli Lilly

Worked on a broad range of antibiotic classes and marketed antibiotics (oritavancin, vancomycin, ceftazidime, daptomycin)

Over 26 years in drug discovery

fedora Lilly MICROCIDE® Always Safe and Effective®



Timothy Keutzer | **Chief Development Officer**

Prior VP Program and Portfolio Management, Cubist

Extensive antibiotic development experience from pre-clinical to approval

Over 20 years in the pharmaceutical industry

Cubist



Stephen J. DiPalma | **Chief Financial Officer (Interim)**

Managing Director of Danforth Advisors, LLC

Worked as interim Chief Financial Officer to several public and emerging companies

Previous Chief Financial Officer at Forum Pharmaceuticals

FORUM PHARMACEUTICALS

SPERO THERAPEUTICS

5

Multiple Catalysts Across the Pipeline Program Indication Preclinical Phase 1 Phase 2 Phase 3 Status Partnerships/Alliances Partnerships/Alliances Oral Carbapenem for Gram Negative Multidrug Resistant (MDR) Infections Tebipenem HBr Complicated UTI (cUTI)   Phase 3 (ADAPT – PO) enrollment complete; topline data in 3Q20   Oral DNA Replication Inhibitor for Non-tuberculous Mycobacterial (NTM) Disease SPR720 NTM   Positive Phase 1 data; Phase 2 study planned for 2H20   Direct Acting IV Potentiator for Gram Negative MDR Infections SPR206 MDR Infections   Positive preliminary Phase 1 data; Phase 1 BAL study planned for 2H20     Tebipenem HBr Enrollment Complete and Phase 3 Data Expected in 3Q20 As of May 8, 2020

Spero Assets Share Common Attributes With Other Successful ID Drugs Non-DRG reimbursement High unmet need with strong economic benefit $1 B+ Sales* *Estimated Peak Year Worldwide Sales

First Oral Carbapenem Tebipenem HBr

Tebipenem HBr has the Potential to be a Highly Differentiated Therapy No branded or generic oral substitutes Existing, large, and growing unmet need Primary reimbursement outside of the hospital Current practice and financial incentives support usage Prescriber base beyond infectious disease

Tebipenem HBr Intended to Treat a Large and Existing UTI Population Katrina, college student at the University of Kansas, experienced “a U.T.I. that did not respond to three different rounds of antibiotics.” “It got so bad that I was out of school for months and had to get a medical withdrawal,” she said. Hospital Avoidance Stay Home Timothy, a medical student, was hospitalized with E. coli that was highly resistant to a wide variety of antibiotics.  His discharge was delayed because the resistant nature of the bacteria would require insurance approval of home IV antibiotics.” Get Home Sooner From Hospital Go Home Tebipenem HBr Phase 3 Data Expected in 3Q20 Sources: NYT Aug 20, 2019; IDSA Faces of Antimicrobial Resistance

Lack of Oral Options for cUTI is Widespread, Costly, and Addressable 2000-2004 Hospital Community $10,741 $7,083 76% Increase in hospitalizations +2 Days Longer Stays in Hospital Resistance + No Viable Oral cUTI Option = 2.3M Avoidable Hospitalizations Major Unnecessary Cost   Growing Fluoroquinolone Resistance 2013-2014 2000-2004 2013-2014 Tebipenem HBr could help shift care back to outpatient setting: Helping patients to Go Home or Stay Home QuintilesIMS NDTI and MIDAS Database; Quintiles/IMS Market Assessment 2017, Simmering, Jacob E. et al. “The Increase in Hospitalizations for Urinary Tract Infections and the Associated Costs in the United States, 1998–2011.” Open Forum Infectious Diseases 4.1 (2017): ofw281. PMC. Web. 15 Mar. 2018.; (Simmering et al. 2011).Avoidable hospitalization estimates derived primarily from QuintilesIMS market assessment (August 2017); *Resistance estimates directly from market assessment . cUTI= Complicated urinary tract infection

Pivotal Phase 3 Trial Evaluates *Oral* Tebipenem HBr Efficacy Equivalence to *IV* Ertapenem

Innovative Trial Design Compares an Oral-Only Regimen Directly Against and IV Regimen for cUTI and Acute Pyelonephritis

Randomization	Head-to-Head Comparison: Oral vs. IV†	Primary Endpoint
Adult patients ≥18 years	*Duration of therapy 7-10 days*	
All Oral Tebipenem HBr ~685 patients	**Oral Only Tebipenem HBr** (600mg TID)	Overall Response‡ rate at TOC in micro-ITT population (17-21 days after first dose of study drug)
VS		
All IV Ertapenem ~685 patients	**IV Only Ertapenem** (1g q24h)	

Screening

†Showing active treatment arm only; study is placebo-controlled double-blind, double-dummy
‡ Combined Clinical Cure and Microbiological Eradication (non-inferiority margin of 10%).
Additional evaluation at LFU (23-27 days after first dose of study drug)

PK lead-in data from 33 patients support continuing without dose modification (Oct 2019)*

Abbreviations: cUTI, complicated urinary tract infection; ITT, intent-to-treat; IV, intravenous; LFU, long-term follow-up; q24h, every 24 hours; TID, three times daily; TOC, test-of-cure.
Masked individual and composite PK data reviewed by an independent review committee after enrolling the first 70 patients to confirm dose; trial remains blinded

SPERO THERAPEUTICS 12

Safety, Efficacy and Pharmacokinetic Data Support Ongoing Tebipenem HBr Phase 3 Trial Approximately 60% oral bioavailability High drug levels at infection site Interim Phase 3 data on plasma PK levels in patients confirms treatment dose Phase 2 cUTI studies demonstrate comparability to the efficacy of approved IV agents Marketed in Japan for over 10 years; 3,540 patient safety database

Tebipenem Pivoxil Phase 2 Data are Supportive of Activity in cUTI



Microbiological Eradication at TOC
70%
60%
50%
40%
30%
20%
10%
0%
27%
57%
53%
58%
53%
Tebipenem Pivoxil 100mg TID
Tebipenem Pivoxil 150mg TID
Tebipenem Pivoxil 300mg TID
CAZ-AVI
Piperacillin/ tazobactam…

- Dose ranging studies with tebipenem pivoxil completed in 72 patients from 300mg to 900mg daily dose in cUTI caused by lower UTI Infections
- Response rates at TOC in the tebipenem pivoxil studies align well with response rates at TOC for intravenously administered approved drugs in this patient subset[2,3]

Tebipenem pivoxil hydrobromide = Spero's API, orally available prodrug salt; listed doses refer to dose of active tebipenem. Tebipenem pivoxil = Meiji's API, orally available prodrug; Phase 2 conducted by Meiji
Note: No head-to-head studies have been conducted and as such the data cannot be directly compared
Sources: 1) Tebipenem-PI Studies - L-084 04 CSR; ME-1211-1 CSR; cUTI subset of Phase 2 data; 2) Wagenlehner et al, Clin Inf Dis 63:754, 2016; 3) Kaye et al, JAMA 319:788, 2018 – Removable = removable cystitis, no N provided

SPERO THERAPEUTICS
14

Urine Concentration of Tebipenem HBr after a Single Dose Free Plasma Concentrations of Tebipenem HBr 50% of TID dosing interval 600mg dose provides >50% fT>MIC for E. coli and K. pneumoniae, the most prevalent cUTI pathogens High urine concentration affords additional margin of exposure in cUTI High Urine and Plasma Exposures in Clinical Trials Support Tebipenem HBr Phase 3 Dose Data from Phase 1 SAD/MAD trial

Tebipenem HBr Stay Home Opportunity

STAY HOME

Effective oral therapy is preferred & achievable for most patients

9.2M
UTI patients will receive an RX for oral antibiotics in the community

8M (86%)
patients improve on orals

1.2M (13%)
patients have Resistant/ Recurrent infections or Fail oral therapies and have to receive IV antibiotics*

Tebipenem HBr restores the ability to treat RRF UTI patients with oral therapy

~$10,700 Hospitalization cost
OR
~$5,000 OPAT cost + 25% complication rate

*99% of patients are eligible for oral therapy

Source: Allison GM, Muldoon EG, Kent DM, et al. Prediction model for 30-day hospital readmissions among patients discharged receiving outpatient parenteral antibiotic therapy. *Clin Infect Dis.* 2014;58(6):812-819. doi: 10.1093/cid/cit920 https://www.the-hospitalist.org/hospitalist/article/128764/transitions-care/ready-post-acute-care; FQ = Fluoroquinolone; CPH = Cephalosporin ; OPAT - Outpatient Parenteral Antimicrobial Therapy

SPERO THERAPEUTICS
16

Tebipenem HBr Go Home Opportunity

GO HOME

Effective oral options are critical for transitions of care

3.3M
UTI patients either require hospitalization or acquire UTI during hospitalization

(85% of patients will be ready to transition by day 3-4)

1.8M (65%)
will transition to oral therapy and go home

1M (35%)
are resistant to oral therapies and must remain on IV antibiotics

+2 Days longer in Hospital
&
~$2K/day Loss to Hospital per patient
&
~$9,000 Post Acute Care costs per patient

Tebipenem HBr should enable transition to oral for more patients

Source: Allison GM, Muldoon EG, Kent DM, et al. Prediction model for 30-day hospital readmissions among patients discharged receiving outpatient parenteral antibiotic therapy. *Clin Infect Dis.* 2014;58(6):812-819. doi: 10.1093/cid/cit920
https://www.the-hospitalist.org/hospitalist/article/128764/transitions-care/ready-post-acute-care
FQ = Fluoroquinolone; CPH = Cephalosporin ; OPAT - Outpatient Parenteral Antimicrobial Therapy

SPERO THERAPEUTICS
17

Total Patients Oral Resistant* Eligible for oral Target Population Community UTI Hospital Avoidance 9.2M 13% 99% 1.2M Hospital UTI Shorten LOS 3.3M 35% 85% 1M Infection Prevalence (In millions) Addressable DOT (In millions) Price Value (in billions) Branded Agents (approved or in late development) UTI 12.5 16 $350 $5.4 2 Tebipenem HBr is a Multi-Billion Dollar Market Opportunity US Market Opportunity Overview x = = X X = Source: Estimates derived primarily from QuintilesIMS market assessment (August 2017); *Resistance estimates directly from market assessment FQ: Fluoroquinolone *Estimated resistance in 2021. Assumes pricing estimate per day at of $350

Zyvox $1.4 B Peak Year "Go-Home/Stay Home" Analogue for Tebipenem HBr Launch



Zyvox Launch Curve-Time to Peak
5 Years to Peak
100%
80%
60%
40%
20%
0%
Q1
Q5
Q9
Q13
Q17
Q21
Q25
Q29
Quarters Since Launch
Retail reaches peak share by Q20
Linezolid: Retail
Linezolid: Non-retail

	Zyvox MRSA Gram-positive Market	Tebipenem HBr FQ-R Gram-negative Market
Mkt size (pts)	1.8 M	2.2 M
Resistance to oral options at launch	29%	36%
Resistance to oral options at peak	64%	66%*
Reimbursement landscape	Restricted	Restricted
Pricing model	Premium	Premium

*Estimated for tebipenem HBr column based on 5.5% growth rate
Market Size for Zyvox is based on 14 M community cSSSI visits @ 5% resistance & 3.3 M hospital visits @ 29%. MS extended units and sales for linezolid; Resistance trends, Moran, *New England Journal Med* 355:7;2006; Monique R. Bidell et al. *Antimicrob. Agents Chemother.* 2016;60:3170-3173; OFID • Simmering et al; 2017 Winter.

SPERO THERAPEUTICS
19

Rare Disease Pipeline SPR720

Severe cough “It [coughing] could go on for a good 90 minutes, and I'm just down on the floor, on my knees, grabbing my ribs, hacking.” Fatigue “I've been in the grocery store with the shopping cart, but I didn't have the energy to wait in line to check out.” Dyspnea Limits the types of activities that people are able to do, including walking, shopping, or traveling. Non-tuberculous mycobacterial disease (NTM) causes chronic and serious lung disease with debilitating symptoms that leads to a decline in lung function. It can have a significant physical and emotional impact on patients. SPR720 has orphan drug designation and could be the first and only oral treatment for NTM NTM: An Absence of Effective and Well-tolerated Drugs Leaves Patients Without Options Source: The voice of the Patient; Non-Tuberculous Mycobacterial (NTM) Lung Infection Public Meeting: October 15, 2015 Report Date: April 2016

Current Therapies for NTM Have Limitations Better options are needed for the more than 75% of non-refractory patients without approved therapies Arikayce® (Approved Inhaled Therapy) Generic Standard of Care SPR720 (Oral Product Candidate) Tolerability Poor Poor Well tolerated up to 1000 QD dose in Phase 1 Proven Activity in Naïve and Newly Treated Patients No Limited Will assess in Phase 2 trial; initiation planned for 2H20 Oral Therapy No Yes Yes QD = Daily

SPR720: First Novel Oral Candidate Designed to Treat NTM Infections Broad spectrum, well-tolerated oral candidate: applicable to both non-refractory and refractory patients More than 75% of NTM patients are non-refractory; lack any approved options to treat NTM Planned once daily dose supported by clinical and non-clinical studies across multiple NTM pathogens Selected 500 - 1000mg once daily dose range for Phase 2 supported by concordant in vivo and in vitro PK/PD models BAL study in non-human primates supports lung exposure; macrophage data shows intracellular and extracellular activity Favorable safety/tolerability profile Data at 500 - 1000mg once daily in Phase 1 SAD/MAD studies supportive of advancement to Phase 2 clinical studies

SPR720 Patient Focus

Treatment Naïve	Treatment Inexperienced	Refractory
Bronchial hygiene/ clearance, exercise, education	No specific NTM treatments approved; SOC of poorly tolerated antibiotic regimens	Inhaled Arikayce® approved for NTM
Colonization	**Inflammatory disease (tissue burden drives inflammatory response)**	**Anatomical disease (fixed lung injury)**
	Delay treatment due to: ▪ Intolerability ▪ Inconvenience ▪ Ineffectiveness	Treatment benefits limited by: ▪ Declining lung function ▪ Additional co-morbidities

SPR720 target population

SPERO THERAPEUTICS

24

SPR720 Support for Advancement to Phase 2 ✓ ✓ ✓ ✓ Recent FDA meeting supportive of stepwise development plan Acknowledged Phase 2a trial including the clinical trial endpoints and duration of therapy as an appropriate next development step Longer-term development of SPR720 as part of a combination regimen will incorporate patient reported outcomes In vitro and in vivo studies PD modeling Phase 2a monotherapy trial in NTM patients Demonstrate activity, tissue penetration Identified predicted therapeutic exposure range Safety pharmacology, preclinical toxicology Safe and well tolerated at selected dose range SAD/MAD Phase 1 500mg - 1000mg QD is safe and well tolerated Phase 2b/3 combination trial in NTM patients Efficacy, safety and tolerability over longer duration PK, safety, tolerability and microbiology over 28 days

Proposed Phase 2a: Early and Robust Clinical Proof of Concept Next Steps for the Development Plan Phase 2a Trial in NTM If trial results are positive, SPR720 would be the only agent shown to drive early microbiological response as a stand-alone agent versus placebo Treatment Population Treatment Arms Objectives Treatment inexperienced patients Placebo SPR720 – 500mg SPR720 – 1000mg Standard of Care Over 28 Days Evaluate: Safety Tolerability Plasma PK Microbiological response IND submission and Phase 2a initiation: 2H20

Phase 1 SAD/MAD Data Supports Advancing to Phase 2 Trial

Data indicates therapeutic exposure can be attained with a well-tolerated dose (500 – 1000mg once daily)

Single Ascending Dose Cohorts (N = 56)

- Well Tolerated
- No SAEs reported; Mild GI symptoms at ≥1500mg

Multiple Ascending Dose Cohorts (N = 40)

- PK analysis shows dose dependent increase in plasma exposure
- No clinically significant differences in safety or PK between healthy elderly and healthy non-elderly subjects
- 500mg and 1000mg doses well tolerated over 7- and 14-day dose ranges
    - No SAEs reported; Most common AE among all cohorts was mild diarrhea not requiring discontinuation of therapy
    - No clinically significant lab findings: ALT levels >1.5x ULN noted in 3 subjects; maximum values <3x ULN and rapidly reversible. No Hy's law cases
- One discontinuation in 1500mg dose cohort: pancreatic enzyme elevation that was asymptomatic, monitorable and reversible

Notes: Patients randomized 3:1 to SPR720 or Placebo

SPERO THERAPEUTICS
27

SPR720 500mg – 1000mg QD dose range supported by: Proposed Once Daily Phase 2 Treatment Dose is Supported by Several Models In vitro models In vivo models Hollow fiber M. avium infection model Inhibitory concentrations (MIC90) <4mg/mL for clinically relevant NTM strains. Favorable to amikacin Activity comparable to amikacin and clarithromycin in murine NTM infection models Additive effect in combination regimens Dose-related bactericidal activity comparable to clarithromycin PD driver AUC/MIC with suppression of resistance at attainable plasma exposure

SPR720 Demonstrated Dose Response Lung Infections in Multidrug Resistant M. abscessus Strains in Murine Models 8 6 4 2 0 Lung burden (Log10CFU) Control – day 27 Control – day 61 SPR720 25 mg/kg SPR720 50 mg/kg SPR720 100 mg/kg AMK 150 mg/kg n = 6 n = 6 n = 6 n = 6 n = 6 n = 6 Multidrug resistant M. abscessus strain infection set for 27 days, dosing in SCID mice days 27 to 61. AMK=Amikacin SQ dosed every 24h. SPR720 dosed every 48h at the doses listed above

Direct Acting IV Potentiator: SPR206

Well-tolerated at doses likely to be within a therapeutic range for MDR Gram-negative bacterial infections Mean plasma drug exposures concordant with models predictive for clinical efficacy against target Gram-negative pathogens Phase 1 SAD/MAD Preliminary Data (N = 96) Preclinical Data Supports Increased Efficacy Beyond Traditional Antibiotics SPR206 Meropenem Amikacin % isolates inhibited (n=20) MIC (μg/mL) MIC (μg/mL) MIC (μg/mL) SPR206 Phase 1 Data and Preclinical Potency Against XDR Gram-Negative Pathogens Support Advancement

Major Near-term Pipeline Catalysts SPR720 SPR206 3Q20: Top-line pivotal Phase 3 ADAPT- PO clinical trial results in cUTI 2H20: Initiate Phase 1 BAL study in healthy subjects 1Q21: NDA filing with the FDA for cUTI indication Oral Carbapenem Gram-negative Infections Tebipenem HBr Oral DNA Replication Inhibitor NTM Disease IV Next Generation Polymyxin Gram-negative Infections 2H20: Submit IND to FDA 2H20: Initiate Phase 2a proof-of-concept clinical trial in NTM disease 2H20: Initiate Phase 1 BAL study in healthy subjects 2021: Initiate renal impairment study

Financial Overview Funded into the first quarter of 2021, beyond a potential tebipenem HBr NDA filing BARDA/DTRA non-dilutive funding support for tebipenem HBr up to $56.7M; additional awards and alliances provide funding for pipeline $ in 000’s Income Statement Three Months Ended March 31, 2020 Total Revenue $1,701 R&D Expense $20,436 G&A Expense $4,086 Loss from Operations $(22,821) Net Loss Attributable to Common Stockholders $(23,258) Balance Sheet As of March 31, 2020 Cash, Cash Equivalents and Marketable Securities $88,841

Experienced management team Key Investment Highlights Accelerated path to market Significant near-term catalysts Pipeline products with a solid value proposition Multiple drugs in clinical development Large and existing market opportunities